REAFFIRMATION, JOINDER AND SIXTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS

This REAFFIRMATION, JOINDER AND SIXTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "**Amendment**") is made as of November 25, 2025, by and among (i) the entities identified as Borrower set forth on Annex I attached hereto (individually and collectively, "**Original Borrower**"); (b) the entities identified as Borrower set forth on Annex II attached hereto (individually and collectively, "**Additional Borrower**"; and together with Original Borrower, "**Borrower**"); (ii) **UMH PROPERTIES, INC.** a Maryland corporation ("**Guarantor**"); (iii) **UMH PROPERTIES, INC.** a Maryland corporation ("**Manager**"); (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("**Lender**"); and (v) **FANNIE MAE**, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States ("**Fannie Mae**").

RECITALS

A. Original Borrower and Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of August 20, 2020, as amended by that certain Amendment No. 1 to Master Credit Facility Agreement, dated as of March 15, 2022, as amended by that certain Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement, dated as of September 15, 2022, as amended by that certain Reaffirmation, Joinder and Third Amendment to Master Credit Facility Agreement, dated as of December 14, 2023, as amended by that certain Fourth Amendment to Master Credit Facility Agreement, dated as of February 7, 2025, and as amended by that certain Reaffirmation, Joinder and Fifth Amendment to Master Credit Facility Agreement, dated as of May 15, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, the "**Master Agreement**").

B. All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 20, 2020, by that certain Assignment of Loan Documents dated as of March 15, 2022, by that certain Assignment of Loan Documents dated as of September 15, 2022, by that certain Assignment of Loan Documents dated as of December 14, 2023, by that certain Assignment of Loan Documents dated as of May 15, 2025, and by that certain Assignment of Loan Documents dated as of the date hereof (the "**Assignment**"). Fannie Mae has not assumed (i) any of the obligations of Lender (once an agreement is made for Lender to make a Future Advance) under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C. Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement and that the Mortgaged Properties commonly known as (1) Allentown, located in Shelby County, Tennessee; (2) Holiday Village, located in Davidson County, Tennessee; (3) Clinton Mobile Home Resort, located in Seneca County, Ohio; (4) Suburban Estates, located in Westmoreland County, Pennsylvania, (5) Sunny Acres, located in Somerset County, Pennsylvania; (6) Forest Park, located in Butler County, Pennsylvania; and (7) Candlewick Court, located in Shiawassee County, Michigan, (together, individually and collectively, the "**Additional Mortgaged Property**") be added to the Collateral Pool.

D. Additional Borrower desires to join into the Master Agreement as if it were an Original Borrower thereunder.

E. In addition, in connection with a fire on July 16, 2025 at the Mortgaged Property known as Wayside Estates, located in Logan County, Ohio, one of the UMH Homes was destroyed and has been replaced.

F. The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $91,843,000 (the "**Tranche 7 Advance**"); (ii) the addition of the Additional Mortgaged Property to the Collateral Pool; (iii) the joinder of Additional Borrower into the Master Agreement and other Loan Documents, and (iv) the making of changes to Schedule 24 required to accurately reflect current UMH Homes where a lien has been registered on the title certificate of such UMH Homes.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section 1. **Recitals**. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

Section 2. **Future Advance**. In connection with this Amendment, Lender is making the Tranche 7 Advance to Borrower.

Section 3. **Addition of Mortgaged Property**. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement.

Section 4. **Joinder**. Additional Borrower hereby joins the Master Agreement and Loan Documents as if it were an Original Borrower thereunder. Borrower agrees that all references to "Borrower" in the Loan Documents (including, but not limited to, the Master Agreement and the Note) shall be deemed to include Additional Borrower and Original Borrower, and all references to "Mortgaged Property" in the Loan Documents (other than the Security Instruments executed by Original Borrower) shall be deemed to include the Additional Mortgaged Property.

Section 5. **Reaffirmation and Consent**. Original Borrower hereby reaffirms its obligations pursuant to the Master Agreement and consents to the terms hereof.

Section 6. **Summary of Master Terms**. Schedule 2 of the Master Agreement is hereby amended by deleting Section I of the Summary of Master Terms and replacing it with Section I of the Summary of Master Terms attached hereto.

Section 7. **Schedule of Advance Terms**. Schedule 3 to the Master Agreement is hereby supplemented with Schedule 3.7 attached hereto.

Section 8. **Prepayment Premium Schedule**. Schedule 4 to the Master Agreement is hereby supplemented with Schedule 4.7 attached hereto.

Section 9. **Required Replacement Schedule**. Schedule 5 to the Master Agreement is hereby supplemented with Schedule 5.6 attached hereto.

Section 10. **Required Repair Schedule**. Schedule 6 to the Master Agreement is hereby supplemented with Schedule 6.5 attached hereto.

Section 11. **Ownership Interests Schedule**. Schedule 13 to the Master Agreement is hereby amended and restated with Schedule 13 attached hereto.

Section 12. **Exceptions to Representations and Warranties**. Schedule 16 to the Master Agreement (Exceptions to Representations and Warranties Schedule) is hereby amended by adding Schedule 16.6, attached hereto.

Section 13. **Oil, Gas and Mineral Rights**. Schedule 19 to the Master Agreement (Oil, Gas and Mineral Rights) is hereby amended by adding Schedule 19.4, attached hereto.

Section 14. **Surveys**. Schedule 23 to the Master Agreement (Surveys) is hereby amended by adding Schedule 23.4, attached hereto.

Section 15. **UMH Homes**. Schedule 24 to the Master Agreement (UMH Homes) is hereby amended and restated in its entirety and replaced with Schedules 24 and 24.1 attached hereto.

Section 16. **Manufactured Housing Community Schedule**. Schedule 26.1 (Manufactured Housing Community) and Schedule 26-A-1 (Addenda to Schedule 2 – Manufactured Housing Community) are hereby amended by adding Schedule 26.3 (Manufactured Housing Community) and Schedule 26-A-3 (Addenda to Schedule 26.3 – Manufactured Housing Community) to the Master Agreement.

Section 17. **Legal Non-Conforming Status**. Schedule 27 (Legal Non-Conforming Status) is hereby amended by adding Schedule 27.2 attached hereto.

Section 18. **Exhibit A**. Exhibit A to each of the Master Agreement and the Environmental Indemnity Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Section 19. **Amendments to Guaranty, Environmental Indemnity Agreement, Assignment of Management Agreements**. In connection with the execution and delivery of the Master Agreement, (i) Guarantor executed and delivered a Guaranty of Non-Recourse Obligations dated as of August 20, 2020 (as may be further amended, the "**Guaranty**"), (ii) Borrower executed and delivered an Environmental Indemnity Agreement dated as of August 20, 2020 (as may be further amended, the "**Environmental Indemnity**"), and (iii) Borrower and Manager executed that certain Assignment of Management Agreement dated as of August 20, 2020 (as may be further amended, the "**Assignment of Management Agreement**"). As of the date hereof:

(1) Amendment to Guaranty. The Guaranty is hereby amended as follows: The definition of: (i) "Note" is hereby amended to include the Tranche 7 Advance, (ii) "Borrower" is hereby amended to include Additional Borrower, and (iii) "Property" is hereby amended to include the Addition Mortgaged Property.

(2) Amendment to Environmental Indemnity. The Environmental Indemnity is hereby amended as follows: The definition of: (i) "Note" is hereby amended to include the Tranche 7 Advance Note, (ii) "Borrower" is hereby amended to include Additional Borrower, and (iii) Exhibit A is hereby deleted and replaced with a new Exhibit A, in the form of Exhibit X annexed hereto.

(3) Amendment to Assignment of Management Agreement. The Assignment of Management Agreement is hereby amended as follows: (i)Additional Borrower is added as a Borrower thereto, (ii) the definition of "Note" is hereby amended to include the Tranche 7 Advance, (iii) Exhibit A is hereby deleted and replaced with a new Exhibit A, in the form of Exhibit Y annexed hereto.

Section 20. **Capitalized Terms**. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 21. **Full Force and Effect**. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 22. **Counterparts**. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 23. **Applicable Law**. The provisions of Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

Section 24. **Authorization**. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.

Section 25. **Compliance with Loan Documents**. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.

Section 26. **No Event of Default**. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

Section 27. **Costs**. Borrower agrees to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and Lender in connection with this Amendment.

Section 28. **Additional Origination Fee.** Borrower agrees to pay to Lender an Additional Origination Fee equal to $459,215 on the date of the execution and delivery of this Amendment.

Section 29. **Continuing Force and Effect of Loan Documents**. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

UMH MD CINNAMON WOODS, LLC,
UMH OH BUCKEYE, LLC,
UMH OH BUCKEYE II, LLC,
UMH OH HILLCREST, LLC,
UMH OH LAKEVIEW, LLC,
UMH OH MARYSVILLE ESTATES, LLC,
UMH OH WAYSIDE, LLC,
UMH PA CROSSROADS VILLAGE, LLC, UMH PA HIGH VIEW ACRES, LLC,
UMH PA HILLCREST CROSSING, LLC, UMH PA HUNTINGDON POINTE, LLC,
UMH PA MOUNT PLEASANT VILLAGE, LLC,
UMH PA SOMERSET ESTATES, LLC,
UMH PA THREE RIVERS, LLC,
UMH PA VOYAGER ESTATES, LLC,
UMH IN FOREST CREEK, LLC,
UMH IN OAK RIDGE ESTATES, LLC,
UMH IN TWIN PINES, LLC,
UMH MI BIRCHWOOD FARMS, LLC,
UMH OH COLONIAL HEIGHTS, LLC,
UMH OH MEADOWOOD, LLC,
UMH OH SOUTHERN TERRACE, LLC,
UMH PA VALLEY VIEW-HONEY BROOK, LLC, UMH NJ CEDARCREST, LLC,
UMH NY BROOKVIEW MHP, LLC,
UMH PA CRANBERRY VILLAGE, LLC, UMH NY D&R VILLAGE, LLC,
UMH OH HAYDEN HEIGHTS, LLC,
UMH NY KINNEBROOK MHP, LLC,
UMH OH OLMSTED FALLS, LLC,
UMH TN SHADY HILLS MHP, LLC,
UMH TN TRAILMONT MHP, LLC,
UMH TN WEATHERLY ESTATES, LLC,
UMH TN ALLENTOWN MHP, LLC
UMH TN HOLIDAY VILLAGE MHP, LLC
UMH OH CLINTON MHP, LLC
UMH PA SUBURBAN ESTATES, LLC
UMH PA SUNNY ACRES, LLC
UMH PA FOREST PARK, LLC
UMH MI CANDLEWICK COURT, LLC
each a Delaware limited liability company

By: ______________________
Name: Craig Koster
Title: General Counsel and Secretary

UMH NY COLLINGWOOD, LLC,
UMH NY BROOKVIEW, LLC,
each a New York limited liability company

By: ______________________________
Name: Craig Koster
Title: General Counsel and Secretary

UMH PA ATHENS, LLC,
UMH PA CHAMBERSBURG, LLC,
UMH PA ROLLING HILLS ESTATES, LLC,
UMH PA BROOKSIDE VILLAGE, LLC,
UMH PA MAPLE MANOR, LLC,
UMH PA MOOSIC HEIGHTS, LLC,
UMH PA PLEASANT VIEW, LLC,
each a Pennsylvania limited liability company

By: ______________________________
Name: Craig Koster
Title: General Counsel and Secretary

UMH TN COUNTRYSIDE VILLAGE, LLC,
a Tennessee limited liability company

By: ______________________________
Name: Craig Koster
Title: General Counsel and Secretary

UNITED MOBILE HOMES OF BUFFALO, INC.,
a New York corporation

By: ______________________________
Name: Craig Koster
Title: General Counsel and Secretary

UMH CENTRAL OH, LLC,
UMH NORTHERN OH, LLC,
each an Ohio limited liability company

By: ______________________
Name: Craig Koster
Title: General Counsel and Secretary

GUARANTOR:

UMH PROPERTIES, INC., a Maryland corporation

By: ______________________ (SEAL)
Name: Craig Koster
Title: General Counsel and Secretary

MANAGER:

UMH PROPERTIES, INC., a Maryland corporation

By: ______________________ (SEAL)
Name: Craig Koster
Title: General Counsel and Secretary

Address: 3499 Route 9 North, Suite 3-C
Freehold, NJ 07728
Email address: ckoster@umh.com

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By: ______________________(SEAL)
Name: Christian Adrian
Title: Managing Director

FANNIE MAE:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:______________________________
Name: Daniel Din
Title: Vice President

SCHEDULES & EXHIBITS

The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

SCHEDULES & EXHIBITS

Annex

Annex I	List of Original Borrowers
Annex II	List of Additional Borrowers

Schedules:

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 3.1	Schedule of Advance Terms (Fixed)
Schedule 3.2	Schedule of Advance Terms (Fixed)
Schedule 3.3	Schedule of Advance Terms (Fixed)
Schedule 3.4	Schedule of Advance Terms (Fixed)
Schedule 3.5	Schedule of Advance Terms (Fixed)
Schedule 3.6	Schedule of Advance Terms (Fixed)
Schedule 3.7	**Schedule of Advance Terms (Fixed) (Tranche 7)**
Schedule 4.1	Prepayment Premium Schedule (Fixed)
Schedule 4.2	Prepayment Premium Schedule (Fixed)
Schedule 4.3	Prepayment Premium Schedule (Fixed)
Schedule 4.4	Prepayment Premium Schedule (Fixed)
Schedule 4.5	Prepayment Premium Schedule (Fixed)
Schedule 4.6	Prepayment Premium Schedule (Fixed)
Schedule 4.7	**Prepayment Premium Schedule (Fixed) (Tranche 7)**
Schedule 5	Required Replacement Schedule
Schedule 5.2	Required Replacement Schedule
Schedule 5.3	Required Replacement Schedule
Schedule 5.4	Required Replacement Schedule
Schedule 5.5	Required Replacement Schedule
Schedule 5.6	**Required Replacement Schedule (Tranche 7)**
Schedule 6	Required Repair Schedule
Schedule 6.2	Required Repair Schedule
Schedule 6.3	Required Repair Schedule
Schedule 6.4	Required Repair Schedule
Schedule 6.5	**Required Repair Schedule (Tranche 7)**
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property Addition Schedule
Schedule 12	Intentionally Omitted
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule

Schedule 16.2	Exceptions to Representations and Warranties Schedule	
Schedule 16.3	Exceptions to Representations and Warranties Schedule	
Schedule 16.4	Exceptions to Representations and Warranties Schedule	
Schedule 16.5	Exceptions to Representations and Warranties Schedule	
Schedule 16.6	**Exceptions to Representations and Warranties Schedule (Tranche7)**	
Schedule 17	SPE Requirements Schedule	
Schedule 18	Additional Reserve Escrows	Form 6268 [04-20]
Schedule 18-A	Addenda to Schedule 2 (Additional Reserve Escrows)	
Schedule 19	Oil, Gas, Mineral Rights for Additional Mortgaged Properties	Form 6262 [12-17]
Schedule 19.1	Oil, Gas, Mineral Rights for Additional Mortgaged Properties	Form 6262 [12-17]
Schedule 19.2	Oil, Gas, Mineral Rights for Additional Mortgaged Properties	Form 6262 [12-17]
Schedule 19.3	Oil, Gas, Mineral Rights for Additional Mortgaged Properties	Form 6262 [12-17]
Schedule 20	Manufactured Housing Communities Annex A: Public and Private Sewer Hook-Ups, Public Water Hook-Up, and Private Well Water System	Form 6208 [modified][01-16]
Schedule 20-A	Addenda to Schedule 2 (Manufactured Housing Communities)	Form 6102.01 [modified][08-13]
Schedule 21	Expansion Structure General Terms	
Schedule 21.1	Expansion Structure General Terms	
Schedule 22	Ground Lease Defaults	
Schedule 23	Surveys	
Schedule 23.1	Existing Surveys for Additional Mortgaged Properties	
Schedule 23.2	Existing Surveys for Additional Mortgaged Properties	
Schedule 23.3	Existing Surveys for Additional Mortgaged Properties	
Schedule 24	UMH Homes	
Schedule 24.1	Tranche 3 Additional UMH Homes	
Schedule 25	Waiver of Imposition Deposits	
Schedule 26	Manufactured Housing Communities (with respect only to the Additional Mortgaged Properties)	
Schedule 26.1	Manufactured Housing Communities	
Schedule 26.2	Manufactured Housing Communities	
Schedule 26.3	**Manufactured Housing Communities (Tranche 7)**	
Schedule 26-A	Addenda to Schedule 2 (Manufactured Housing Communities)	
Schedule 26-A-1	Addenda to Schedule 2 (Manufactured Housing Communities)	
Schedule 26-A-2	Addenda to Schedule 2 (Manufactured Housing Communities)	
Schedule 26-A-3	**Addenda to Schedule 2 (Manufactured Housing Communities)(Tranche 7)**	
Schedule 27	Legal Non-Conforming Status	
Schedule 27.1	Legal Non-Conforming Status	
Schedule 28	Ground Lease Defaults	

Exhibits:

Exhibit A	Schedule of Mortgaged Properties and Initial Valuations
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)
Exhibit H	Annual Certification (Guarantor)

Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K-1	Organizational Certificate (Borrower)
Exhibit K-2	Organizational Certificate (Guarantor)
Exhibit L	Confirmation of Obligations
Exhibit M	Completion and Expansion Agreement
Exhibit N	Completion Guaranty

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into the Master Agreement by this reference and each constitutes a substantive part of the Master Agreement.

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ANNEX I

List of Original Borrowers

1. UMH PA Three Rivers, LLC 2. UMH PA Chambersburg, LLC 3. UMH MD Cinnamon Woods, LLC 4. UMH NY Collingwood, LLC 5. UMH OH Buckeye II, LLC 6. UMH TN Countryside Village, LLC 7. UMH PA Athens, LLC 8. UMH PA Crossroads Village, LLC 9. UMH Central OH, LLC 10. UMH Northern OH, LLC 11. UMH PA High View Acres, LLC 12. UMH PA Hillcrest Crossing, LLC 13. UMH OH Hillcrest, LLC 14. UMH PA Huntingdon Pointe, LLC 15. UMH OH Lakeview, LLC 16. UMH OH Marysville Estates, LLC 17. UMH PA Mount Pleasant Village, LLC 18. UMH PA Rolling Hills Estates, LLC 19. UMH PA Somerset Estates, LLC 20. UMH OH Buckeye, LLC 21. UMH PA Voyager Estates, LLC 22. UMH OH Wayside, LLC 23. United Mobile Homes of Buffalo, Inc. 24. UMH PA Brookside Village, LLC 25. UMH PA Maple Manor, LLC	26. UMH PA Moosic Heights, LLC 27. UMH PA Pleasant View, LLC 28. UMH IN Forest Creek, LLC 29. UMH IN Oak Ridge Estates, LLC 30. UMH IN Twin Pines, LLC 31. UMH MI Birchwood Farms, LLC 32. UMH OH Colonial Heights, LLC 33. UMH OH Meadowood, LLC 34. UMH OH Southern Terrace, LLC 35. UMH PA Valley View-Honey Brook, LLC 36. UMH NJ Cedarcrest, LLC (DE) 37. UMH NY Brookview MHP, LLC (DE) 38. UMH NY Brookview, LLC (NY) 39. UMH PA Cranberry Village, LLC (DE) 40. UMH NY D&R Village, LLC (DE) 41. UMH OH Hayden Heights, LLC (DE) 42. UMH NY Kinnebrook MHP, LLC (DE) 43. UMH OH Olmsted Falls, LLC (DE) 44. UMH TN Shady Hills MHP, LLC (DE) 45. UMH TN Trailmont MHP, LLC (DE) 46. UMH TN Weatherly Estates, LLC (DE)

ANNEX II

List of Additional Borrowers

1. UMH TN Allentown MHP, LLC
2. UMH TN Holiday Village MHP, LLC
3. UMH OH Clinton MHP, LLC
4. UMH PA Suburban Estates, LLC
5. UMH PA Sunny Acres, LLC
6. UMH PA Forest Park, LLC
7. UMH MI Candlewick Court, LLC,

each a Delaware limited liability company

SCHEDULE 2
TO MASTER CREDIT FACILITY AGREEMENT

Summary of Master Terms

I. GENERAL PARTY AND MANUFACTURED HOME COMMUNITY PROJECT INFORMATION	
Borrower	1. UMH PA Three Rivers, LLC, a Delaware limited liability company 2. UMH PA Chambersburg, LLC, a Pennsylvania limited liability company 3. UMH MD Cinnamon Woods, LLC, a Delaware limited liability company 4. UMH NY Collingwood, LLC, a New York limited liability company 5. UMH OH Buckeye II, LLC, a Delaware limited liability company 6. UMH TN Countryside Village, LLC, a Tennessee limited liability company 7. UMH PA Athens, LLC, a Pennsylvania limited liability company 8. UMH PA Crossroads Village, LLC, a Delaware limited liability company 9. UMH Central OH, LLC, an Ohio limited liability company 10. UMH Northern OH, LLC, an Ohio limited liability company 11. UMH PA High View Acres, LLC, a Delaware limited liability company 12. UMH PA Hillcrest Crossing, LLC, a Delaware limited liability company 13. UMH OH Hillcrest, LLC, a Delaware limited liability company 14. UMH OH Buckeye, LLC, a Delaware limited liability company 15. UMH PA Huntingdon Pointe, LLC, a Delaware limited liability company 16. UMH OH Lakeview, LLC, a Delaware limited liability company 17. UMH OH Marysville Estates, LLC, a Delaware limited liability company 18. UMH PA Mount Pleasant Village, LLC, a Delaware limited liability company

	19. UMH PA Rolling Hills Estates, LLC, a Pennsylvania limited liability company 20. UMH PA Somerset Estates, LLC, a Delaware limited liability company 21. UMH PA Voyager Estates, LLC, a Delaware limited liability company 22. UMH OH Wayside, LLC, a Delaware limited liability company 23. United Mobile Homes of Buffalo, Inc., a New York corporation 24. UMH PA Brookside Village, LLC, a Pennsylvania limited liability company 25. UMH PA Maple Manor, LLC, a Pennsylvania limited liability company 26. UMH PA Moosic Heights, LLC, a Pennsylvania limited liability company 27. UMH PA Pleasant View, LLC, a Pennsylvania limited liability company 28. UMH IN Forest Creek, LLC, a Delaware limited liability company 29. UMH IN Oak Ridge Estates, LLC, a Delaware limited liability company 30. UMH IN Twin Pines, LLC, a Delaware limited liability company 31. UMH MI Birchwood Farms, LLC, a Delaware limited liability company 32. UMH OH Colonial Heights, LLC, a Delaware limited liability company 33. UMH OH Meadowood, LLC, a Delaware limited liability company 34. UMH OH Southern Terrace, LLC, a Delaware limited liability company 35. UMH PA Valley View-Honey Brook, LLC, a Delaware limited liability company 36. UMH NJ Cedarcrest, LLC, a Delaware limited liability company 37. UMH NY Brookview MHP, LLC, a Delaware limited liability company 38. UMH PA Cranberry Village, LLC, a Delaware limited liability company 39. UMH NY D&R Village, LLC, a Delaware limited liability company

	40. UMH OH Hayden Heights, LLC, a Delaware limited liability company 41. UMH NY Kinnebrook MHP, LLC, a Delaware limited liability company 42. UMH OH Olmsted Falls, LLC, a Delaware limited liability company 43. UMH TN Shady Hills MHP, LLC, a Delaware limited liability company 44. UMH TN Trailmont MHP, LLC, a Delaware limited liability company 45. UMH TN Weatherly Estates, LLC, a Delaware limited liability company 46. UMH NY Brookview, LLC, a New York limited liability company 47. UMH TN Allentown MHP, LLC, a Delaware limited liability company 48. UMH TN Holiday Village MHP, LLC, a Delaware limited liability company 49. UMH OH Clinton MHP, LLC, a Delaware limited liability company 50. UMH PA Suburban Estates, LLC, a Delaware limited liability company 51. UMH PA Sunny Acres, LLC, a Delaware limited liability company 52. UMH PA Forest Park, LLC, a Delaware limited liability company 53. UMH MI Candlewick Court, LLC, a Delaware limited liability company
Lender	Wells Fargo Bank, National Association
Key Principal	UMH Properties, Inc., a Maryland corporation
Guarantor	UMH Properties, Inc.
Manufactured Home Community Project	1. 51 Estates 2. Carson's 3. Chambersburg I and II 4. Cinnamon Woods 5. Collingwood 6. Countryside Estates 7. Countryside Village

	8. Crestview 9. Crossroads Village 10. Dallas MHC 11. Deer Meadows Manufactured Home Community 12. Evergreen Estates 13. Evergreen Village 14. High View Acres 15. Hillcrest Crossing 16. Hillcrest Estates 17. Hudson Estates 18. Huntingdon Pointe 19. Lakeview Meadows 20. Marysville Estates and Storage 21. Mount Pleasant Village 22. New Colony Mobile Home Park 23. Rolling Hill Estates 24. Somerset Estates and Whispering Pines 25. Summit Estates 26. Voyager Mobile Home Estates 27. Wayside Estates 28. Woodland Manor 29. Brookside Village 30. Maple Manor 31. Moosic Heights 32. Pleasant View 33. Forest Creek 34. Oak Ridge Estates 35. Twin Pines 36. Birchwood Farms 37. Colonial Heights 38. Meadowood 39. Southern Terrace 40. Valley View – Honeybrook 41. Cedarcrest Village 42. Brookview Village 43. Cranberry Village 44. D&R Village 45. Hayden Heights 46. Kinnebrook Estates 47. Olmsted Falls 48. Shady Hills 49. Trailmont

	50. Weatherly Estates 51. Allentown 52. Holiday Village 53. Clinton Mobile Home Resort 54. Suburban Estates 55. Sunny Acres 56. Forest Park 57. Candlewick Drive
ADDRESSES	
Borrower's General Business Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728
Borrower's Notice Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728 Attention: Anna T. Chew Email: achew@umh.com
Manufactured Home Community Project Address	51 Estates 2770 PA-51 Elizabeth, PA 15037 Carson's 649 North Franklin St. Chambersburg , PA 17201 Chambersburg I and II 4660 Sycamore Grove Road and 5368 Philadelphia Ave Chambersburg, PA 17202 Cinnamon Woods 70 Curry Ave Conowingo, MD 21918 Collingwood 358 Chambers Road Horseheads, NY 14845

	<u>Countryside Estates</u> 6605 State Route 5 Ravenna, OH 44266 <u>Countryside Village</u> 200 Early Road Columbia, TN 38401 <u>Crestview</u> Wolcott Hollow Road Athens, PA 18810 <u>Crossroads Village</u> 549 Chicory Lane Mt. Pleasant, PA 15666 <u>Dallas MHC</u> 1104 N 4th Street Toronto, OH 43964 <u>Deer Meadows Manufactured Home Community</u> 12921 Springfield Rd. New Springfield, OH 44443 <u>Evergreen Estates</u> 425 Medina St. Lodi, OH 44254 <u>Evergreen Village</u> 9294 State Route 44 Mantua, OH 44255 <u>High View Acres</u> 399 Blue Jay Lane Apollo, PA 15613 <u>Hillcrest Crossing</u> 100 Lorraine Drive Lower Burrell, PA 15068 <u>Hillcrest Estates</u> 14200 Industrial Parkway

	Marysville, OH 43040 <u>Hudson Estates</u> 100 Keenan Rd. Peninsula, OH 44264 <u>Huntingdon Pointe</u> 240 Tee Drive Tarrs, PA 15688 <u>Lakeview Meadows</u> 11900 Duff Road Lakeview, OH 43331 <u>Marysville Estates and Storage</u> 506 North Main Street Marysville, OH 43040 <u>Mount Pleasant Village</u> 1 Village Drive Mt. Pleasant, PA 15666 <u>New Colony Mobile Home Park</u> 3101 Homestead Duquesne Rd. West Mifflin, PA 15122 <u>Rolling Hill Estates</u> 14 Tip Top Circle Carlisle, PA 17015 <u>Somerset Estates And Whispering Pines</u> 1873 Husband Road Somerset, PA 15501 <u>Summit Estates</u> 3305 Summit Rd. Ravenna, OH 44266 <u>Voyager Mobile Home Estates</u> 1002 Satellite Drive West Newton, PA 15089 <u>Wayside Estates</u>

	1000 Garfield Avenue Bellefontaine, OH 43311 <u>Woodland Manor</u> 338 County Route 11 West Monroe, NY 13167 <u>Brookside Village</u> 107 Skyline Drive Berwick, PA 18603 <u>Maple Manor</u> 18 William Street Taylor, PA 18517 <u>Moosic Heights</u> 118 1st Street Avoca, PA 18641 <u>Pleasant View</u> 6020 Fort Jenkins Lane Bloomsburg, PA 17815 <u>Forest Creek</u> 885 E. Mishawaka Road Elkhart, IN, 46517 <u>Oak Ridge Estates</u> 1201 County Road 15 Elkhart, IN, 46516 <u>Twin Pines</u> 2011 West Wilden Avenue Goshen, IN, 46528 <u>Birchwood Farms</u> 8057 Birchwood Drive Birch Run, MI, 48415 <u>Colonial Heights</u> 917 Two Ridge Road Wintersville, OH, 43953

	<u>Meadowood</u> 9555 Struthers Road New Middletown, OH, 44442 <u>Southern Terrace</u> 1229 Columbiana-Lisbon Rd. Columbiana, OH, 44408 <u>Valley View - Honeybrook</u> 1 Mark Lane Honey Brook, PA, 19344 <u>Cedarcrest Village</u> 1976 North East Avenue Vineland, NJ 08360 <u>Brookview Village</u> 2025 Route 9N Greenfield Center, NY 12833 <u>Cranberry Village</u> 100 Treesdale Drive Cranberry Township, PA 16066 <u>D&R Village</u> 430 Route 146 Clifton Park, NY 12065 <u>Hayden Heights</u> 5501 Cosgray Road Dublin, OH 43016 <u>Kinnebrook Estates</u> 315 State Route 17B Monticello, NY 12701 <u>Olmsted Falls</u> 26875 Bagley Road Olmsted Falls, OH 44138 <u>Shady Hills</u> 1508 Dickerson Pike Nashville, TN 37207

	<u>Trailmont</u> 122 Hillcrest Road Goodlettsville, TN 37072 <u>Weatherly Estates</u> 271 Weatherly Drive Lebanon, TN 37087 <u>Allentown</u> 4912 Raleigh Millington Road Memphis, TN 38128 <u>Holiday Village</u> 201 Grizzard Avenue Nashville, TN 37207 <u>Clinton Mobile Home Resort</u> 60 North State Route 101 Tiffin, Ohio 44883 <u>Suburban Estates</u> 33 Maruca Dr Greensburg, PA 15601 <u>Sunny Acres</u> 272 Nicole Lane Somerset, PA 15501 <u>Forest Park</u> 102 Holly Drive Cranberry Township, PA 16066 <u>Candlewick Court</u> 1800 Candlewick Dr Owosso, Michigan 48867
Key Principal's General Business Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728
Key Principal's Notice Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728 Attention: Anna T. Chew

	Email: achew@umh.com
Guarantor's General Business Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728
Guarantor's Notice Address	UMH Properties, Inc. 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728 Attention: Anna T. Chew Email: achew@umh.com
Lender's General Business Address	Wells Fargo Bank, National Association 1751 Pinnacle Drive, 8th Floor Mclean, VA 22102
Lender's Notice Address	Wells Fargo Bank, National Association 1751 Pinnacle Drive, 8th Floor Mclean, VA 22102
Lender's Payment Address	Wells Fargo Bank, National Association 1751 Pinnacle Drive, 8th Floor Mclean, VA 22102
Facility Minimum Underwriting Strike Rate	N/A

[Remainder of Page Intentionally Blank]

SCHEDULE 3.7
TO MASTER CREDIT FACILITY AGREEMENT

Schedule of Advance Terms

FIXED ADVANCES

I. INFORMATION FOR $91,843,000 FIXED ADVANCE MADE NOVEMBER 25, 2025	
Advance Amount	$91,843,000
Advance Term	One Hundred Eight (108) months
Advance Year	The period beginning on the Effective Date and ending on the last day of November, 2026, and each successive twelve (12) month period thereafter
Amortization Type	**[Select only one:]** ☐ Amortizing ☒ **Full Term Interest Only** ☐ Partial Interest Only
Effective Date	November 25, 2025
First Payment Date	The first day of January, 2026
Fixed Rate	5.460%

Interest Accrual Method	**[Select <u>only</u> one:]** ☐ 30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months) or ☒ **Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)**
Interest Only Term	One hundred eight (108) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Maturity Date	The first day of December, 2034, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise
Monthly Debt Service Payment	*For Full Term Interest Only (Actual/360):* (i) $431,815.17 for the First Payment Date; and (ii) for each Payment Date thereafter until the Advance is fully paid: (a) $390,026.61 if the prior month was a 28-day month; (b) $403,956.13 if the prior month was a 29-day month; (c) $417,885.65 if the prior month was a 30-day month; and (d) $431,815.17 if the prior month was a 31-day month

Prepayment Lockout Period	The 0 Advance Year of the term of the Advance
Remaining Amortization Period	*For Interest-Only Loans:* N/A

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION	
Yield Maintenance Period End Date ***or*** **Prepayment Premium Period End Date**	The last day of May, 2034
Yield Maintenance Period Term ***or*** **Prepayment Premium Period Term**	One Hundred Two (102) months

[Remainder of Page Intentionally Blank]

SCHEDULE 4.7
<u>TO MASTER CREDIT FACILITY AGREEMENT</u>

Prepayment Premium Schedule
(Standard Yield Maintenance – Fixed Rate)

1. Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement.

2. Prepayment Premium.

Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows:

(a) If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:

(1) one percent (1%) of the amount of principal being prepaid; or

(2) the product obtained by multiplying:

(A) the amount of principal being prepaid,

by

(B) the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement,

by

(C) the present value factor calculated using the following formula:

$$\frac{1 - (1 + r)^{-n/12}}{r}$$

[r = Yield Rate

n = the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date.

For purposes of this clause (2), the "**Yield Rate**" means the yield calculated by interpolating the yields for the

immediately shorter and longer term U.S. "Treasury constant maturities" (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the "**Fed Release**") under the heading "U.S. government securities") closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):

$$\left(\frac{(a-b)}{(x-y)}\times(z-y)\right)+b$$

$a =$ the yield for the longer U.S. Treasury constant maturity

$b =$ the yield for the shorter U.S. Treasury constant maturity

$x =$ the term of the longer U.S. Treasury constant maturity

$y =$ the term of the shorter U.S. Treasury constant maturity

$z =$ "n" (as defined in the present value factor calculation above) divided by twelve (12).

For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.

Notwithstanding any provision to the contrary, if "*z*" equals a term reported under the U.S. "Treasury constant maturities" subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

(b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c) Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs.

[Remainder of Page Intentionally Blank]

SCHEDULE 5.6
TO MASTER CREDIT FACILITY AGREEMENT

Required Replacement Schedule

REDACTED

SCHEDULE 6.5
TO MASTER CREDIT FACILITY AGREEMENT

Required Repair Schedule

REDACTED

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT

Ownership Interests Schedule

REDACTED

SCHEDULE 16.6 TO
MASTER CREDIT FACILITY AGREEMENT

Exceptions to Representations and Warranties Schedule

NONE.

SCHEDULE 19.4
<u>TO MASTER AGREEMENT</u>

Oil, Gas, and Mineral Rights

The foregoing Master Agreement is hereby modified with respect the Additional Mortgaged Properties commonly known as (1) Sunny Acres, located in Somerset County, Pennsylvania and (2) Forest Park, located in Butler County, Pennsylvania:

1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in this Master Agreement.

2. Section 6.01(b) (Property Characteristics) is hereby amended by adding the following provision to the end thereof:

> No surface or subsurface activity relating to the exploration, excavation, or removal of oil, gas, or other minerals from or about the Additional Mortgaged Property is on-going and, to Borrower's knowledge, none is planned by any Person.

3. Section 6.02(b) (Property Maintenance) is hereby amended by adding the following provision to the end thereof:

> (8) give written notice to Lender of any notice received or knowledge obtained that any Person intends to conduct surface or subsurface activity on, or use the Additional Mortgaged Property for, the exploration, excavation, or removal of oil, gas, or other minerals from or about the Additional Mortgaged Property. Borrower shall indemnify and hold Lender harmless for, from, and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, costs, or expenses, including litigation costs and reasonable attorneys' fees, arising from, or in any way connected with or related to, any surface or subsurface activity on, or use of, the Additional Mortgaged Property for the exploration, excavation, or removal of oil, gas, or other minerals from or about the Additional Mortgaged Property.

SCHEDULE 23.4
TO MASTER CREDIT FACILITY AGREEMENT

SURVEYS

REDACTED

SCHEDULE 24 TO
MASTER CREDIT FACILITY AGREEMENT

UMH Homes

REDACTED

SCHEDULE 24.1 TO
MASTER CREDIT FACILITY AGREEMENT

Tranche 3 Additional UMH Homes

REDACTED

SCHEDULE 26.3 TO
MASTER CREDIT FACILITY AGREEMENT

MANUFACTURED HOUSING COMMUNITY

The foregoing Master Agreement is hereby modified only with respect to the Mortgaged Properties known as (1) Allentown, located in Shelby County, Tennessee; (2) Holiday Village, located in Davidson County, Tennessee; (3) Clinton Mobile Home Resort, located in Seneca County, Ohio; (4) Suburban Estates, located in Westmoreland County, Pennsylvania, (5) Sunny Acres, located in Somerset County, Pennsylvania; (6) Forest Park, located in Butler County, Pennsylvania; and (7) Candlewick Court, located in Shiawassee County, Michigan, (together, individually and collectively, the "**Additional Mortgaged Property**"):

4. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.

5. The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:

"**Borrower Affiliate-Owned Homes**" means, individually and collectively, any Manufactured Homes leased or available for lease to residential tenants now or hereafter owned by a Borrower Affiliate.

"**Borrower-Owned Homes**" means any Manufactured Homes now or hereafter owned by Borrower and located at the Additional Mortgaged Property.

"**Community**" means the manufactured housing community known as the Manufactured Community Name, located on the Additional Mortgaged Property, owned and operated by Borrower, consisting of approximately the Number of Sites (inclusive of the Number of MH Sites identified on the Summary of Master Terms), and related amenities, landscaping, roads and infrastructure.

"**Dwelling Units**" means any unit or space in Improvements located on the Additional Mortgaged Property, other than a Manufactured Home, and leased or available for lease to residential tenants.

"**First Anniversary**" means the first day after the end of one year anniversary of the Effective Date of this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement.

"**Homeowner**" means a Person, other than Borrower or Borrower Affiliate, who owns a Manufactured Home located or to be located in the Community.

"**Implementation Failure**" has the meaning set forth in Section 7.03(c)(2).

"**Implementation Requirement**" has the meaning set forth in Section 7.03(c)(1).

"**Manufactured Community Name**" has the meaning set forth in the Summary of Master Terms.

"**Manufactured Home**" means a "manufactured home," as that term is defined in the National Manufactured Home Standards, and any related fixtures and personal property.

"**MH Lease**" means a residential Lease for the occupancy of a Manufactured Home.

"**MH Site**" means a lot on the Mortgaged Property leased or anticipated to be leased to a Homeowner or tenant in possession of a Manufactured Home.

"**MH Site Lease**" means a residential Lease of a Site for a Manufactured Home.

"**MH Site Lease Protection Payment**" has the meaning set forth in the Summary of Master Terms.

"**MH Site Lease Protections**" means the applicable rights afforded to an MH Site Lessee, through an MH Site Lease that includes the following minimum benefits (or such greater benefits as may be required by applicable federal, state, or local law):

(a) has an MH Site Lease term of not less than one (1) year, renewable at MH Site Lessee's election, unless there is good cause for nonrenewal (including, (1) MH Site Lessee being in default under the MH Site Lease at the time of renewal, (2) MH Site Lessee's serious or repeated violation of the material terms and conditions of the MH Site Lease, or (3) MH Site Lessee's violation of applicable federal, state, or local law); provided, however, this Section (a) shall not apply to any lease, license, or other rental agreement with respect to recreational vehicles having a term of less than one (1) month; such lease, license, or other rental agreement being a non-Material Commercial Lease;

(b) contains a provision that requires Borrower to give MH Site Lessee not less than thirty (30) days' written notice prior to an increase in the rent payable under the MH Site Lease;

(c) contains a provision that provides for a minimum five (5) day grace period for the non-payment of rent under the MH Site Lease, and the right for MH Site Lessee to cure defaults on rent payments within any applicable cure period set forth in the MH Site Lease, and if such MH Site Lease does not provide for a cure period for defaults on rent payments, then within ten (10) days of the expiration of the foregoing grace period;

(d) contains a provision that allows any Homeowner the right to (1) sell the Manufactured Home without the obligation to first relocate it out of the Community, (2) sublease or assign the MH Site Lease (for the unexpired term remaining) to a purchaser or sublessee of the Manufactured Home without any unreasonable restraint, provided such purchaser or sublessee otherwise satisfies the Rules and Regulations and all of Borrower's then-applicable credit and background check requirements, (3) post "for sale" signs on the Site, provided, such signs comply with the Rules and Regulations, and (4) sell the Manufactured Home in place within forty-five (45) days after eviction and, during such forty-five (45) day period, Borrower shall allow the Manufactured Home to remain on the Site and connected to public and private utilities; provided, however, nothing in this Section (d) shall preclude Borrower from exercising any other right or remedy available against a tenant under applicable law; and

(e) contains provisions that require Borrower to give MH Site Lessee at least sixty (60) days' written notice of a planned sale or closure of the Community.

"**MH Site Lessee**" means, individually and collectively, any Homeowner or tenant in possession of a Manufactured Home.

"**National Manufactured Home Standards**" means the standards for Manufactured Homes set forth in (a) the National Manufactured Home Construction and Safety Standards Act of 1974 (42 U.S.C. 5401 et seq.), as amended, and (b) 24 C.F.R. Part 3280 - Manufactured Home Construction and Safety Standards, as amended.

"**Number of MH Sites**" means the total number of MH Sites on the Additional Mortgaged Property as of the Effective Date, as identified in the Summary of Master Terms.

"**Number of Sites**" means the total number of Sites on the Additional Mortgaged Property as of the Effective Date, as identified in the Summary of Master Terms.

"**R&R Site Lease Protection Implementation Requirements**" means the following requirements in the event that MH Site Lease Protections have been or will be implemented through the Rules and Regulations in compliance with Section 7.02(a)(6): (a) the Rules and Regulations with the MH Site Lease Protections must be posted in a conspicuous, public location within the Mortgaged Property, and (b) Borrower must notify each MH Site Lessee individually in writing (e.g. via a flyer under the door or in the mailbox) that the Rules and Regulations include the MH Site Lease Protections, and such writing must state that the MH Site Lease Protections will inure to the benefit of each MH Site Lessee.

"**Rules and Regulations**" means written rules and regulations governing tenant conduct for the Community.

"**RV Site**" means a lot on the Additional Mortgaged Property leased or anticipated to be leased to a recreational vehicle (inclusive of any "park model recreational vehicle").

"**Site**" means an MH Site or a lot on the Additional Mortgaged Property leased or anticipated to be leased to an owner of or tenant in possession of a recreational vehicle.

"**Site Lease**" means, individually and collectively, any (a) MH Site Lease, and (b) residential Lease of a Site for a recreational vehicle.

6. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 3.02(a) (Personal Liability of Borrower (Exceptions to Non-Recourse Provision) – Personal Liability Based on Lender's Loss) of the Master Agreement is hereby amended by adding the following section 3.02(a)(12) after Section 3.02(a)(11):

(12) failure to timely pay the MH Site Lease Protection Payment pursuant to Section 7.03(c)(2).

7. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 4.01(h) (Borrower Status – Representations and Warranties – Borrower Single Asset Status) of the Master Agreement is hereby amended by adding the following provision to the end thereof:

(21) does not engage in the ownership, retail sale or financing of Manufactured Homes (A) which are occupied only by an on-site property manager and are not otherwise leased or (B) for a short period following a tenant eviction); and

(22) does not include any provision in any MH Site Lease which provides that, upon payment of the stipulated rent or a nominal charge, title to the Manufactured Home shall convey or be conveyed to the lessee.

8. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 4.02(d) (Borrower Status – Covenants – Borrower Single Asset Status) of the Master Agreement is hereby amended by adding the following new language at the end thereof:

(19) shall not engage in the ownership, retail sale or financing of Manufactured Homes (A) which are occupied only by an on-site property manager and are not otherwise leased or (B) for a short period following a tenant eviction); and

(20) shall not enter into an MH Site Lease which provides that, upon payment of the stipulated rent or a nominal charge, title to the Manufactured Home shall convey or be conveyed to the lessee.

9. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 6.01 (Property Use, Preservation and Maintenance – Representations and Warranties) of the Master Agreement is hereby amended by adding the following provisions to the end thereof:

(h) Manufactured Housing Community.

(1) The Community is located on the Additional Mortgaged Property and is owned and operated by Borrower;

(2) construction of the Community is complete, except as otherwise contemplated in Schedule 21.1;

(3) the Community complies with all local, state and federal laws and regulations governing Manufactured Homes and manufactured home communities;

(4) all public and private utilities on the Mortgaged Property comply with local conditions and code requirements;

(5) the Community has paved roads;

(6) the Community consists of approximately the Number of Sites and approximately the Number of MH Sites;

(7) the Community has at least fifty (50) MH Sites;

(8) intentionally omitted;

(9) intentionally omitted;

(10) there are no Borrower-Owned Homes;

(11) the total number of Borrower Affiliate-Owned Homes at the Mortgaged Property is set forth in the Summary of Master Terms

(12) no Borrower-Owned Home, if any, is subject to any Lien, claim (including condemnation proceedings or the total or partial taking of the Improvements, the Fixtures, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and

including any conveyance in lieu thereof), or encumbrance other than Lender's lien and Permitted Encumbrances;

(13) all Manufactured Homes in the Community conform to the requirements of the National Manufactured Home Standards; provided, however, to the extent any Manufactured Homes located on the Mortgaged Property on the Effective Date were constructed before 1974 and are "grandfathered" in and not subject to and do not conform to the requirements of the National Manufactured Home Standards, such Manufactured Homes comply with all local, state and federal safety requirements;

(14) all Manufactured Homes are professionally skirted;

(15) hitches on all Manufactured Homes are concealed;

(16) the Community has a minimum of one (1) paved parking space per MH Site, which may be on or off-street, as permitted by local ordinance;

(17) *check if applicable:* ☒ the Community known as Sunny Acres, located in Somerset County, Pennsylvania, has a private treatment plant system that (A) needs to pass an inspection by a qualified engineer, (B) is working on removing violations in order to pass the inspection, (C) has required licensing, and (D) is not owned by a separate entity;

(18) *check if applicable:* ☐ applicable law requires public sewer hookup, and the Communities known as N/A have established a special escrow to cover all hook-up costs including tap fees; and

(19) *check if applicable:* ☐ applicable law requires public water hookup, and the Communities known as N/A have established a special escrow to cover all hook-up costs including tap fees, or ☐ the Community known as N/A has a private water well system that (A) has passed an inspection by a qualified engineer, (B) does not have a record of operating violations, (C) has required licensing, and (D) is not owned by a separate entity.

(20) Commercial income (including the Gross Revenue attributable to recreational vehicles on lease terms of 30 days or less) does not exceed thirty-five percent (35%) of effective gross income at any individual Additional Mortgaged Property or exceed thirty-five percent (35%) of the net rentable space at any individual Additional Mortgaged Property.

(i) Operation of the Community.

(1) The Community has Rules and Regulations that are appropriate and enforceable and maintain the viability and physical condition of the Community;

(2) Borrower does not own any Manufactured Homes or engage in the retail sale or financing of Manufactured Homes;

(3) each Lease arises from a bona fide lease of the Manufactured Home to a tenant in possession of a Borrower-Owned or Borrower Affiliate-Owned Home;

(4) there are (A) no other agreements between Borrower and a Homeowner other than the MH Site Lease and the Rules and Regulations, and (B) no other agreements between Borrower and a tenant in possession of Manufactured Home other than the MH Site Lease, the MH Lease of a Borrower-Owned Home (if applicable), and the Rules and Regulations; and

(5) Borrower has complied with (and, if there are any Borrower Affiliate-Owned Homes, has caused Borrower Affiliate to comply with) all laws and regulations applicable to (A) the application for credit of each Homeowner (or tenant in possession of a Borrower-Owned Home, a Borrower Affiliate-Owned Home, or a Dwelling Unit or an owner or tenant in possession of a recreational vehicle as applicable), (B) the advertising, making and servicing of each MH Site Lease and any MH Lease (if applicable), and (C) the development, ownership and operation of the Community, including the Federal Trade Commission Act and all rules and regulations promulgated thereunder; the National Manufactured Home Standards; the Equal Credit Opportunity Act and all rules and regulations promulgated thereunder; the Fair Credit Reporting Act and all rules and regulations promulgated thereunder; the Fair Housing Act and all rules and regulations promulgated thereunder; the Real Estate Settlement Procedures Act, and all other applicable Federal, state, and local laws, regulations, rules, and ordinances, as any of the foregoing from time to time may be amended.

10. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 6.02(a)(2) (Property Use, Preservation and Maintenance – Covenants – Use of Property) of the Master Agreement is hereby deleted and restated in its entirety to read as follows:

(2) convert any individual dwelling units or common areas to commercial use, convert any common area or commercial use to individual

dwelling units, convert any MH Site to an RV Site or convert any RV Site to an MH Site;

11. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 6.02 (Property Use, Preservation and Maintenance – Covenants) of the Master Agreement is hereby amended by adding the following provision to the end thereof:

(h) Location of Mortgaged Property; Site Stability.

(1) Any Borrower Affiliate-Owned Homes and any Borrower-Owned Homes shall be located on the Mortgaged Property, Borrower shall not move or permit a move of a Borrower Affiliate-Owned Home or Borrower-Owned Home from the Mortgaged Property without Lender's prior written consent, and any Manufactured Home owned by Borrower or Borrower Affiliate shall be located on the Mortgaged Property;

(2) Borrower shall not permit any Manufactured Home which is not a Borrower-Owned Home to be moved from a Site, except in accordance with the terms of the MH Site Lease for such Manufactured Home;

(3) the Community shall be located on the Mortgaged Property and shall be owned and operated by Borrower;

(4) the Community shall comply with all local, state and federal laws and regulations governing Manufactured Homes and manufactured home communities;

(5) all public and private utilities on the Mortgaged Property shall comply with local conditions and code requirements;

(6) the Community shall have paved roads;

(7) the Community shall consist of approximately the Number of Sites and the Number of MH Sites;

(8) the Community shall have at least fifty (50) MH Sites;

(9) intentionally omitted;

(10) intentionally omitted;

(11) Borrower shall have clear title to each Borrow-owned Home, and Borrower Affiliate shall have clear title to each Borrower Affiliate-Owned Home;

(12) no Borrower Affiliate-Owned Home shall be subject to any Lien, claim (including condemnation proceedings or the total or partial taking of the Improvements, the Fixtures, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof), or encumbrance other than Lender's lien and Permitted Encumbrances;

(13) all Manufactured Homes in the Community shall conform to the requirements of the National Manufactured Home Standards; provided, however, to the extent any Manufactured Homes located on the Mortgaged Property were constructed before 1974 and are "grandfathered" in and not subject to and do not conform to the requirements of the National Manufactured Home Standards, such Manufactured Homes comply with all local, state and federal safety requirements; provided further, however, Borrower shall not permit any new or replacement Manufactured Homes to be added or replaced at a Mortgaged Property after the Effective Date that do not conform to the then current requirements of the National Manufactured Home Standards;

(14) all Manufactured Homes shall be professionally skirted;

(15) hitches on all Manufactured Homes shall be concealed;

(16) the Community shall have a minimum of one (1) paved parking spaces per MH Site, which may be on or off-street, as permitted by local ordinance;

(17) the Community shall have Rules and Regulations that are appropriate, enforceable and shall maintain the viability and physical condition of the Community;

(18) intentionally omitted;

(19) intentionally omitted;

(20) there shall be (A) no other agreements between Borrower and a Homeowner other than the MH Site Lease and the Rules and Regulations, and (B) no other agreements between Borrower and a tenant in possession of Manufactured Home other than the MH Site Lease, the MH Lease of a Borrower-Owned Home (if applicable), and the Rules and Regulations; and

(21) Borrower shall comply with (and, if applicable, shall cause Borrower Affiliate to comply with) all laws and regulations applicable to (A) the application for credit of each Homeowner (and each tenant in

possession of a Borrower-Owned Home, a Borrower Affiliate-Owned Home, and a Dwelling Unit and each owner or tenant in possession of a recreational vehicle, as applicable), (B) the advertising, making and servicing of each Site Lease and any MH Lease (if applicable), and (C) the development, ownership and operation of the Community, including the Federal Trade Commission Act and all rules and regulations promulgated thereunder; the National Manufactured Home Standards; the Equal Credit Opportunity Act and all rules and regulations promulgated thereunder; the Fair Credit Reporting Act and all rules and regulations promulgated thereunder; the Fair Housing Act and all rules and regulations promulgated thereunder; the Real Estate Settlement Procedures Act, and all other applicable Federal, state, and local laws, regulations, rules, and ordinances, as any of the foregoing from time to time may be amended.

12. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, a new Section 7.01(d) (MH Site Lease Protections for Additional Mortgaged Property) is hereby added to the Master Agreement as follows:

(d) MH Site Lease Protections for Additional Mortgaged Property.

As of the Effective Date of this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, (1) the percentage of MH Site Leases at the Mortgaged Property that are subject to MH Site Lease Protections is identified on the Summary of Master Terms, and (2) the MH Site Lease Protections for such MH Site Leases have been implemented directly in the MH Site Leases or indirectly through the Rules and Regulations in accordance with the R&R Site Lease Protection Implementation Requirements. If implemented through the Rules and Regulations, such MH Site Lease Protections are enforceable against Borrower by each MH Site Lessee as an intended third party beneficiary.

13. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, Section 7.02(a)(3), Section 7.02(a)(4) (Leases), Section 7.02(a)(5) and Section 7.02(a)(6) are hereby deleted and restated in their entirety, as follows:

(3) require that all Site Leases (A) comply with applicable law and (B) have initial lease terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market for properties comparable to the Mortgaged Property, Site Leases with terms of less than six (6) months (but in no case less than one (1) month) may be permitted with Lender's prior written consent), provided however with respect to (B):

(i) Short-Term Rentals (regardless of the duration of the term) shall not be permitted unless otherwise expressly approved by Lender in writing, and

(ii) this Section 7.02(a)(3)(B) shall not apply to (x) any lease, license, or other rental agreement with respect to recreational vehicles having a term of less than one (1) month; such lease, license, or other rental agreement being a non-Material Commercial Lease; and (y) any MH Site Lease in compliance with the MH Site Lease Protections;

(4) not permit any Site Lease to contain an option to purchase or right of first refusal to purchase or right of first offer to purchase the Site or the Additional Mortgaged Property (except when such option or right is required by applicable law);

(5) (A) promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender's consent rights for Material Commercial Leases in Section 7.02(b) (Commercial Leases)) and (B) upon Lender's written request, promptly provide Lender a copy of each Site Lease and any MH Lease for a Borrower-Owned Home or Borrower Affiliate-Owned Home, if any (including any lease, license, or other rental agreement with respect to recreational vehicles, or Dwelling Units) then in effect; and

(6) as of the First Anniversary (the first day after the end of one year anniversary of the Effective Date this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents) and continually thereafter, use best efforts to subject each existing and future MH Site Lease to MH Site Lease Protections:

(A) that shall be either included in (1) the applicable MH Site Lease, or (2) the Rules and Regulations in accordance with the R&R Site Lease Protection Implementation Requirements; and

(B) which Borrower agrees and acknowledges shall be enforceable against Borrower by each MH Site Lessee as an intended beneficiary (whether direct or third-party), and Borrower shall assert no claim or defense to the contrary.

Any failure to comply with this Section 7.02(a)(6) shall be subject to the MH Site Lease Protection Payment pursuant to Section 7.03(c)(2).

14. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property Section 7.03(b) (Residential Lease Form) of the Master Agreement is hereby deleted and restated in its entirety to read as follows:

(b) Site Lease Form.

All Site Leases entered into from and after the Effective Date of this Reaffirmation, Joinder and Fifth Amendment to Master Credit Facility Agreement shall be on forms approved by Lender. Borrower shall give Lender thirty (30) days' written notice of any material changes to the Rules and Regulations and the form(s) of the Site Lease(s).

15. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property, a new Section 7.03(c) (Compliance with MH Site Lease Protections) is hereby added to the Master Agreement as follows:

(c) Compliance with MH Site Lease Protections.

(1) Borrower shall use best efforts to cause one hundred percent (100%) of the MH Site Leases to comply with the provisions of Section 7.02(a)(6) on or before the First Anniversary, and continually thereafter (the "**Implementation Requirement**"). Borrower shall comply with all obligations of landlord enumerated in the MH Site Lease Protections. Borrower shall include with each annual certification submitted in accordance with Section 8.02(b)(2)(E) the following: (A) a certified copy of the Rules and Regulations currently in effect at the Community, (B) a certified copy of the current form of MH Site Lease, (C) a certified copy of the of the notice sent to all MH Site Lease tenants if the MH Site Lease Protections were implemented by the Rules and Regulations, (D) copies of any MH Site Lease requested by Lender, and (E) a written certification setting forth the percentage of all MH Site Leases at the Mortgaged Property that are subject to MH Site Lease Protections as of the date of such certification, and ratifying and affirming that (i) there have been no material changes to the Rules and Regulations or to the form of the MH Site Lease related to the MH Site Lease Protections (other than to include the MH Site Lease Protections required hereunder) since the earlier of the Effective Date and the last annual certification delivered to Lender; (ii) Borrower satisfied the Implementation Requirement as of the First Anniversary and has satisfied such Implementation Requirement at all times thereafter, and (iii) Borrower has complied with its obligations as landlord under the MH Site Lease Protections on and after the First Anniversary.

(2) For any year that (A) the Implementation Requirement is not satisfied in accordance with Section 7.02(a)(6) (an "**Implementation Failure**") or (B) Borrower otherwise fails to comply with any other provision of this Article 7.03(c), Borrower shall, within ten (10) Business Days after notice from Lender of such noncompliance, pay Lender the MH Site Lease Protection Payment. Payment of the MH Site Lease Protection Payment shall cure any default related solely to an Implementation Failure.

16. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Ninth Addition Mortgaged Property Section 14.01(a) (Events of Default – Automatic Events of Default) of the Master Agreement is hereby amended by adding the following provisions to the end thereof:

(15) any change by Borrower in the occupancy requirements for Site Leases regarding age restrictions; and

(16) failure to timely pay the MH Site Lease Protection Payment pursuant to Section 7.03(c)(2).

17. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property Section 14.01(c) (Events of Default – Events of Default Subject to Extended Cure Period) of the Master Agreement is hereby amended by adding the following provisions to the end thereof:

(2) failure by Borrower to comply with the provisions of Section 7.02(a)(6) or Section 7.03(c)(2), provided that no such written notice, grace period, or extension shall apply to any such failure not subject to a cure.

18. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Property Section 14.02(a) (Remedies – Acceleration; Foreclosure) of the Master Agreement is hereby amended by adding the following new language to the end thereof:

In the event that there are Borrower-Owned Homes, at Lender's option, Lender may repossess the Borrower-Owned Homes peacefully without Borrower's permission. Lender also may require Borrower to make the Borrower-Owned Homes available to Lender at a place Lender designates that is reasonably convenient to Borrower and Lender. At Lender's option, Lender may detach and remove the Borrower-Owned Homes from the Mortgaged Property, or Lender may take possession of it and leave it on the Mortgaged Property. Borrower agrees to cooperate with Lender if Lender exercises these rights. After Lender repossesses, Lender may then sell the Borrower-Owned Homes and apply what Lender receives to Lender's reasonable repossession, repair, storage, and sale expenses, and then

toward any other amounts Borrower owes under the Loan Documents, as allowed by law.

19. With respect only to this Reaffirmation, Joinder and Sixth Amendment to Master Credit Facility Agreement and Other Loan Documents, and with respect only to the Additional Mortgaged Properties, Sections 7.02(c) (Payment of Rents) and 7.02(d) (Assignment of Rents) of the Master Agreement are hereby amended to remove the UMH Affiliate.

[Remainder of Page Intentionally Blank]

SCHEDULE 26-A-2

ADDENDA TO SCHEDULE 2 – SUMMARY OF MASTER TERMS

(MANUFACTURED HOUSING COMMUNITY INFORMATION FOR ADDITIONA: MORTGAGED PROPERTIES ONLY

(Manufactured Housing Community)

REDACTED

SCHEDULE 27.1 TO
MASTER CREDIT FACILITY AGREEMENT

MODIFICATIONS TO MASTER CREDIT FACILITY AGREEMENT
(Legal Non-Conforming Status)

The foregoing Master Agreement is hereby modified as follows only with respect to the Mortgaged Property known as Clinton Mobile Home Resort, located in Seneca County, Ohio, Sunny Acres, located in Somerset County, Pennsylvania, Forest Park, located in Bulter County, Pennsylvania, and Candlewick Court, located in Shiawassee County, Michigan:

1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.

2. Section 3.02(a) (Personal Liability Based on Lender's Loss) of the Master Agreement is hereby amended by adding the following subsection to the end thereof:

> (14) any casualty or Condemnation Action affecting the Mortgaged Property if:
>
> > (A) the Mortgaged Property is a legal non-conforming use or has legally non-conforming status under any applicable law, ordinance, rule, or regulation, including any building, zoning, or land use laws; and
> >
> > (B) the affected Improvements cannot be rebuilt to their pre-casualty or pre-condemnation condition under any applicable law, ordinance, rule, or regulation, including any building, zoning, or land use laws.

[Remainder of Page Intentionally Blank]

<u>**EXHIBIT X**</u>

EXHIBIT A
TO
ENVIRONMENTAL INDEMNITY AGREEMENT

Schedule of Mortgaged Properties

REDACTED

EXHIBIT Y

EXHIBIT A TO ASSIGNMENT OF MANAGEMENT AGREEMENT

Schedule of Borrowers, Mortgaged Properties and Management Agreements

REDACTED

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

REDACTED